UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2011

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Restructuring, as described in its Current Report on Form 8-K that YRC Worldwide Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2011, on May 16, 2011, the Company executed a commitment letter (the “Commitment Letter”) with Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”) relating to an up to $400.0 million asset-based revolving credit facility (the “ABL Facility”), the proceeds of which will be used to refinance the Company’s current asset-backed securitization facility, to provide working capital and for other general corporate purposes. The Commitment Letter is attached to this Current Report on Form 8-K as Exhibit 99.1.

Pursuant to the Commitment Letter, Morgan Stanley committed to provide $50.0 million of the principal amount of the ABL Facility and agreed to use best efforts to syndicate the remainder of the ABL Facility, in each case subject to satisfaction (or waiver) of certain conditions precedent as described below. The Company is working with Morgan Stanley, as lead arranger, to obtain commitments for the remainder of the ABL Facility.

The ABL Facility is expected to be provided on the following terms (though the terms on which additional commitments are provided may require changes to the terms set forth below):

•

YRC Inc., USF Holland Inc. and USF Reddaway Inc. (each a subsidiary of the Company) shall be the borrowers under the ABL Facility and the Company shall provide an unsecured guaranty of the ABL Facility;

•	the ABL Facility will include a $165.0 million letter of credit sub-facility;

•

amounts available under the ABL Facility are subject to a borrowing base equal to 85% of eligible accounts receivable of the borrowers less reasonable reserves, as established by Morgan Stanley, as collateral agent, in its permitted discretion;

•	the ABL Facility will mature three years after the closing date;

•

interest on outstanding borrowings is payable at a rate per annum equal to the LIBOR Rate or the Base Rate, at the Borrower’s option, plus an applicable margin, which varies (from 2.00% to 2.75% for Base Rate loans and 3.00% to 3.75% for LIBOR Rate loans) based on the monthly average excess availability; interest is payable in arrears at the end of every month with respect to Base Rate loans and on the last day of selected interest periods for LIBOR Rate loans (unless such selected interest periods are greater than three months in duration, in which case interest shall be payable every three months);

•

letters of credit issued under the ABL Facility shall be subject to a 0.25% fronting fee and a fee ranging from 3.00% to 3.75% per annum, based on monthly average excess availability, times the average daily maximum aggregate amount available to be drawn under all letters of credit;

•

during the continuance of an event of default, at the election of the Administrative Agent or at the direction of the required lenders, the interest rate on outstanding obligations and letter of credit fees shall be increased by 2.00% per annum above the rate otherwise applicable;

•

a per annum commitment fee (ranging from 0.625% to 0.375% per annum based on monthly average excess availability), payable on the average daily unused portion of the available amounts under the ABL Facility is payable monthly in arrears;

•	the borrowers may repay all or part of the ABL Facility without premium or penalty;

•

the ABL Facility will be secured by valid and perfected first priority security interests in and liens (subject to permitted liens) upon all accounts receivable (and the related rights) of the borrowers, together with deposit accounts into which the proceeds from such accounts receivable are remitted; the deposit accounts will be subject to springing control agreements; in the event excess availability falls below $50.0 million for four consecutive days or upon the occurrence of any event of default to be mutually agreed, all proceeds from the controlled deposit accounts shall be swept to the collateral agent and applied to the obligations under the ABL Revolver (without a corresponding commitment reduction) or to provide cash collateral for the letters of credit until such time as excess availability exceeds $50.0 million for 30 consecutive days;

•

certain trucks, other vehicles, rolling stock, terminals, depots or other storage facilities, in each case, whether leased or owned, shall be subject to a standstill period in favor of the collateral agent, the administrative agent and the other secured parties under the ABL Facility for a period of 10 days (absent any exigent circumstances arising as a result of fraud, theft, concealment destruction, waste or abscondment) with respect to the exercise of rights and remedies by the secured parties with respect to those assets under the Company’s other material debt agreements;

•	certain customary affirmative covenants (subject to certain exceptions, qualifications and materiality thresholds);

•

certain customary negative covenants (subject to certain exceptions, qualifications and materiality thresholds), including, without limitation, limitations with respect to voluntary prepayments and modifications of subordinated and certain other material debt instruments, provided that voluntary prepayments on such indebtedness shall be permitted to the extent that pro forma excess availability after giving effect to any such prepayment is at least $150.0 million and certain other conditions must be satisfied to be mutually agreed;

•	a $35.0 million minimum excess availability covenant that the borrowers must maintain at all times;

•	subject to certain exceptions and materiality qualifiers and grace periods, customary events of default; and

•	the ability to increase the revolving line of credit commitments by up to $100.0 million conditioned on, among other things, obtaining such additional commitments.

The obligation of Morgan Stanley to honor its commitment under the Commitment Letter is subject to satisfaction (or waiver) of a number of conditions, including, without limitation:

•	execution and delivery of definitive loan documentation reasonably acceptable to Morgan Stanley and the Company;

•	Morgan Stanley receiving commitments from the lenders (other than Morgan Stanley) in an aggregate amount of not less than $250.0 million, unless otherwise agreed in writing by Morgan Stanley;

•

the absence of a material adverse effect on the business, financial condition, operations, performance or properties of the Company and its subsidiaries, taken as a whole, after giving effect to the Restructuring;

•	a take-down collateral audit with results reasonably satisfactory to Morgan Stanley;

•

consummation of the Restructuring, including, without limitation, receipt by the Company of at least $100.0 million of proceeds in cash from the issuance of the new money convertible secured notes, which proceeds will be used to repay the ABL Facility;

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Morgan Stanley receiving a customary solvency certificate, customary insurance deliverables, financial statement deliverables (which, to the extent not already delivered, must be satisfactory to Morgan Stanley), lien search deliverables and fees and expenses payable at closing;

•

none of the loan parties shall have received any notice from any federal, state or local governmental authority asserting any lien in connection with the underfunding of any multiemployer pension plan;

•

the Consolidated EBITDA (as such term is defined in Annex I to the Commitment Letter) of the Company and its subsidiaries for the twelve month period ending as of May 31, 2011 shall be at least $125.0 million;

•

if the Closing Date shall occur after the 10th business day of July 2011, Consolidated EBITDA of the Company and its subsidiaries for the twelve month period ending (i) as of May 31, 2011 and (ii) as of June 30, 2011, utilizing preliminary results for June 2011, shall also be at least $125.0 million;

•

on the closing date (after giving effect to the Restructuring) no more than (a) $50.0 million (plus existing letters of credit in an amount to be agreed upon), plus (b) other amounts as may be mutually agreed, shall be drawn under the ABL Facility;

•

excess availability under the ABL Facility, after giving effect to the loans to be made and any letters of credit to be issued under the ABL Facility on the closing date and all other transactions in connection with the Restructuring, and without any material deterioration in accounts payable on a vendor basis based on customary historical levels of vendor days payable outstanding, is at least $200.0 million;

•	receipt of projections demonstrating that excess availability under the ABL Facility during the twelve month period following the closing date will not at any time be less than $130.0 million;

•

the borrowers shall have used, if requested by Morgan Stanley, commercially reasonable efforts to obtain a corporate credit and family ratings of the borrowers after giving effect to the Restructuring and public credit ratings for the ABL Facility;

•

there shall be no competing issues of debt securities or commercial bank or other debt facilities, mezzanine financing, securitizations (other than ordinary course indebtedness and the financings in connection with the Restructuring) by the Company or any of its subsidiaries being offered, placed or arranged by a financial institution retained by the Company or any of its subsidiaries, which would have a materially adverse impact on a successful syndication of the ABL Facility, without the prior written consent of Morgan Stanley; and

•

the completeness and accuracy in all material respects, when taken as a whole and as supplemented and updated, of the information delivered by the Company and its subsidiaries to Morgan Stanley (other than (a) projections, estimates, budgets and other forward-looking information, which projections, estimates, budgets and other forward looking information shall be prepared in good faith and based upon assumptions believed by the Company to be reasonable at the time of preparation and (b) general economic and industry information).

The commitment and other obligations of Morgan Stanley will automatically terminate unless Morgan Stanley, in its discretion, agrees to an extension in writing, upon the earliest to occur of (i) execution and delivery of definitive loan documentation and the consummation of the Restructuring; (ii) July 22, 2011, if the definitive loan documentation shall not have been executed and delivered; (iii) the date of abandonment of the Restructuring; and (iv) a failure of a condition set above that cannot be satisfied.

Item 8.01	Other Events.

Update to Annual Report on Form 10-K and Quarterly Reports on Form 10-Q

The Company is filing this Current Report on Form 8-K to, among other things, update portions of its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2011 to provide the guarantor subsidiary footnote disclosure, specifically, condensed consolidating financial information required by Rule 3-10 of Regulation S-X.

As previously reported on a Current Report on Form 8-K, filed on April 29, 2011, the Company entered into a support agreement (“Support Agreement”) with certain lenders holding claims in outstanding borrowings, deferred interest and fees and letters of credit (“credit agreement claims”) under the Company’s credit agreement, dated as of August 17, 2007 (as amended the “Credit Agreement”), which Support Agreement contemplates a restructuring through, among other things, an exchange offer for such credit agreement claims. The Company anticipates filing a Registration Statement on Form S-1 to register the exchange offer and certain new securities of the Company including new 10% Series A Convertible Senior Secured Notes due 2015 (the “Series A Notes”) and new 10% Series B Convertible Senior Secured Notes due 2015 (the “Series B Notes” and together with the Series B Notes, the “New Notes”).

The New Notes, when issued, will be guaranteed (such guarantees, the “Guarantees”) on a senior secured basis by all of the Company’s domestic subsidiaries that are guarantors under the Credit Agreement (collectively, the “Guarantors”). The New Notes will be effectively junior to all of the Company’s and the Guarantors’ existing and future indebtedness and other obligations that are either (i) secured by liens on the collateral that are senior or prior to the liens securing the New Notes or (ii) secured by assets that are not part of the collateral securing the New Notes, in each case to the extent of the value of the collateral securing such indebtedness. The New Notes will be structurally subordinated to all of the existing and future liabilities, including trade payables, of the Company’s subsidiaries that do not guarantee the New Notes. Under the Securities Act of 1933, as amended (the “Securities Act”), the Guarantees are separate securities and the Guarantors are the issuers of the Guarantees. Accordingly, each Guarantor of a registered security is subject to reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is required to retrospectively disclose in a footnote to its financial statements condensed consolidating financial information of the Guarantors in accordance with Rule 3-10 of Regulation S-X. This condensed consolidating financial information is included in Part II - Item 8 “Financial Statements and Supplementary Data” in the update to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and in Item 1 “Financial Statements” in the update to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011, which are attached to this Current Report on Form 8-K as Exhibit 99.2 and Exhibit 99.3, respectively. Other than the addition of this condensed consolidating financial information, we have not made any other changes to our consolidated financial statements.

IMPORTANT INFORMATION ABOUT THE RESTRUCTURING

This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any of the securities referred to herein or therein and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. Any offer and sale of the securities referred to herein or therein has not been registered under the Securities Act and, unless so registered, may not be offered or sold in the United States absent an applicable exemption from registration requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “would,” “anticipate,” “expect,” “believe,” “intend” and similar expressions are intended to identify forward-looking statements. It is important to note that any restructuring will be subject to a number of significant conditions, including, among other things, the satisfaction or waiver of the conditions contained in the definitive agreements related to the restructuring and the lack of unexpected or adverse litigation results. The Company cannot provide you with any assurances that the conditions contained in the definitive agreements related to the restructuring will be satisfied or that the restructuring can be completed in the timeframes required under the Company’s various agreements with its stakeholders. The Company cannot provide you with any assurances that any restructuring can be completed out-of-court or whether the Company will be required to implement the restructuring under the supervision of a bankruptcy court, in which event, the Company cannot provide you with any assurances that the terms of any such restructuring will not be substantially and materially different than any description in this Current Report on Form 8-K or that an effort to implement an in-court restructuring would be successful. In addition, even if a restructuring is completed, the Company’s future results could differ materially from any results projected in such forward-looking statements because of a number of factors, including (among others), the effect of any restructuring, whether out-of-court or in-court, may have on the Company’s customers’ willingness to ship their products on the Company’s transportation network, the Company’s ability to generate sufficient cash flows and liquidity to fund operations, which raises substantial doubt about the Company’s ability to continue as a going concern, inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the Company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the three months ended March 31, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm.

99.1	Commitment Letter, dated as of May 15, 2011 and agreed and accepted by the Company on May 16, 2011, by and between the Company and Morgan Stanley.

99.2	Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2010, Part II- Item 8. Financial Statements and Supplementary Data.

99.3	Updated financial information in the Quarterly Report on Form 10-Q for the three months ended March 31, 2011, Item 1. Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: May 17, 2011	By:	/s/ Paul F. Liljegren
Paul F. Liljegren
Vice President—Investor Relations, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23	Consent of Independent Registered Public Accounting Firm.

99.1	Commitment Letter, dated as of May 15, 2011 and agreed and accepted by the Company on May 16, 2011, by and between the Company and Morgan Stanley.

99.2	Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2010, Part II - Item 8. Financial Statements and Supplementary Data.

99.3	Updated financial information in the Quarterly Report on Form 10-Q for the three months ended March 31, 2011, Item 1. Financial Statements.

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